Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED CREDIT and SECURITY AGREEMENT

This AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Agreement”) is made as of this 4th  day of May, 2023, by and among OCULAR THERAPEUTIX, iNC., a Delaware corporation (the “Borrower”), MIDCAP FINANCIAL TRUST, as administrative agent for Lenders (in such capacity and together with its permitted successors and assigns, the “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.Agent, Lenders and the Borrower have entered into that certain Fourth Amended and Restated Credit and Security Agreement, dated as of June 4, 2021 (as amended by that certain Amendment No. 1 to Fourth Amended and Restated Credit and Security Agreement, dated as of March 31, 2023 and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement, as amended hereby, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to the Borrower in the amounts and manner set forth in the Credit Agreement.

B.Borrower has requested, and Agent and Lenders have agreed, to amend certain provisions of the Existing Credit Agreement relating to the Borrower’s cash management, in each case, in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and the Borrower hereby agree as follows:

1.Recitals; Construction.  This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as modified hereby.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.Consent.  On March 10, 2023, the California Department of Financial Protection and Innovation shut down Silicon Valley Bank (“SVB”) and appointed the Federal Deposit Insurance Corporation (“FDIC”) as receiver. As a result, the Borrower did not have access to its cash and cash equivalents held with SVB or its trustees or affiliates for several days. As a result of losing access to its cash and cash equivalents, Borrower was required to establish and fund certain accounts at financial institutions other than SVB to ensure it had accounts to operate its business at all times.  The establishment and funding of such accounts may have caused Borrower to deviate from Sections 4.2(j), 6.6(a) and 7.6. of the Existing Credit Agreement, including requirements that Borrower and each other Credit Party maintain its deposit accounts, transaction accounts and primary investment accounts with SVB and its Affiliates and to provide notice prior to establishing any Collateral Accounts. Agent and the Lenders hereby consent to Borrower’s opening and funding of the non-SVB accounts to the extent that doing so may have violated Sections 4.2(j) , 6.6(a) and 7.6 of the Existing Credit Agreement that occurred prior to the date hereof.

MidCap / Ocular / Amendment No. 2

3.Amendments.  Subject to satisfaction of the conditions set forth in Section 4 hereof, the Existing Credit Agreement is hereby amended as follows:
(a)Section 4.2(j) of the Existing Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

“(j)Borrower shall, and shall cause each Credit Party to, maintain its deposit accounts, transaction accounts, and primary investment accounts with Silicon Valley Bank, a division of First-Citizens Bank & Trust; provided, however, that Borrower may maintain up to fifty percent (50%) of its consolidated cash and cash equivalents in accounts with other banks or financial institutions so long as Borrower delivers to Agent, with respect to each such account, a Control Agreement, in form and substance reasonably satisfactory to Agent, executed by the bank or financial institution where such account is maintained (x) for any such account established prior to the Second Amendment Effective Date, by the date that is thirty (30) days following the Second Amendment Effective Date (or such later date as Agent may agree in its sole discretion) (notwithstanding Section 7.6) and (y) for any such account established on or after the Second Amendment Effective Date, contemporaneously with Borrower establishing such account in accordance with Section 6.6(a).”

(b)Section 6.6(a) of the Existing Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following:

“(j)The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of a Credit Party’s employees and identified to Agent by Borrower as such or cash collateral accounts permitted by the definition of “Permitted Liens”; provided, however, that at all times Borrower shall maintain one or more separate Deposit Accounts to hold any and all amounts to be used for payroll, payroll taxes and other employee wage and benefit payments, and shall not commingle any monies allocated for such purposes with funds in any other Deposit Account.”

(c)Section 15 of the Existing Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order therein:

“Second Amendment Effective Date” means May 4, 2023.

4.Conditions to Effectiveness.  This Agreement shall become effective as of the date on which each of the following conditions has been satisfied (or waived in writing by the Agent and the Lenders), as determined by Agent in its sole discretion:
(a)	Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from the Borrower, Agent and the Lenders;
(b)	all of the representations and warranties of Borrower contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof and after giving effect to this Agreement except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date;

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(c)	Borrower shall have provided Agent and Required Lenders with a list of all of its Deposit Accounts and Securities Accounts in existence as of the Second Amendment Effective Date, including the balances held therein, and
(d)	after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents.
5.Representations and Warranties; Reaffirmation of Security Interest. After giving effect to the agreements set forth herein, Borrower hereby confirms that each of the representations and warranties set forth in the Credit Agreement and the other Financing Documents are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date.  Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.  Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of Borrower, and are enforceable against Borrower in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
6.Release.  In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and each of its Affiliates and Subsidiaries, and each of their respective successors, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective successors, and assigns and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, in each case, based in whole or in part on facts, whether or not now known, existing before the date hereof.  Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.
7.No Waiver or Novation.  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Except as expressly provided in this Agreement, nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default.  This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

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8.Affirmation.  Except as specifically amended pursuant to the terms hereof, Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower, including without limitation the granting of Liens in the Collateral to secure the Obligations pursuant to the Security Documents and other Financing Documents.
9.Miscellaneous.

MidCap / Ocular / Amendment No. 2

(a)Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement.  Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Borrower.
(b)GOVERNING LAW.  THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
(c)WAIVER OF JURY TRIAL.  EACH OF THE BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH OF THE BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH OF THE BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
(d)Incorporation of Credit Agreement Provisions.  The provisions contained in Section 13.2 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(e)Headings.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(f)Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.  The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the

MidCap / Ocular / Amendment No. 2

Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.
(g)Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(h)Severability.  In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(i)Successors/Assigns.  This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

MidCap / Ocular / Amendment No. 2

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST,

By: Apollo Capital Management, L.P.,

its investment manager

By:Apollo Capital Management GP, LLC,

its general partner

By:_/s/ Maurice Amsellem (SEAL)
Name: Maurice Amsellem
Title: Authorized Signatory

MidCap / Ocular / Amendment No. 2

LENDERS:	MIDCAP FUNDING XIII TRUST,

as a Lender

By: Apollo Capital Management, L.P.,

its investment manager

By:Apollo Capital Management GP, LLC,

its general partner

By:_ /s/ Maurice Amsellem _(SEAL)
Name: Maurice Amsellem
Title: Authorized Signatory

MidCap / Ocular / Amendment No. 2

First-Citizens Bank & Trust Company (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank)), as a Lender

By: /s/ Nathan Meaux (SEAL)
Name: Nathan Meaux
Title: Director

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ELM 2020-3 TRUST,

as a Lender

By:MidCap Financial Services Capital

Management, LLC, as Servicer

By: /s/ John O’Dea (SEAL)

Name: John O’Dea

Title: Authorized Signatory

ELM 2020-4 TRUST,

as a Lender

By:MidCap Financial Services Capital

Management, LLC, as Servicer

By: /s/ John O’Dea (SEAL)

Name: John O’Dea

Title: Authorized Signatory

MidCap / Ocular / Amendment No. 2

BORROWER:	OCULAR THERAPEUTIX, INC. By: /s/ Donald Notman (SEAL) Name: Donald Notman Title: Chief Financial Officer, Treasurer and Secretary

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